Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|      Preliminary proxy statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12


                              Allied First Bancorp. Inc.
                          ----------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                              N/A
--------------------------------------------------------------------------------
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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
                              N/A
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(4)      Proposed maximum aggregate value of transaction:
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|_|      Fee paid previously with preliminary materials
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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)      Date Filed:
                             N/A
--------------------------------------------------------------------------------

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Allied First Bancorp, Inc., you are cordially invited to attend Allied First Bancorp's Annual Meeting of Stockholders. The meeting will be held at 8:30 a.m., Naperville, Illinois time, on Thursday, October 23, 2003, at the office of Allied First Bank, located at 387 Shuman Boulevard, Naperville, Illinois.

     An important aspect of the meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (1) the election of two directors of Allied First Bancorp and (2) the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's auditors. In addition, the meeting will include management's report to you on our 2003 financial and operating performance.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save Allied First Bancorp additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of Allied First Bancorp and the enhancement of the value of your investment. Thank you for your confidence and support.

                                           Very truly yours,

                                           /s/ Kenneth L. Bertrand
                                           -------------------------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer


September 25, 2003
Naperville, Illinois

                           DC 126971 v 6, 54831.00003
                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700
                               ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 2003
                               ___________________



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allied First Bancorp, Inc. will be held as follows:

TIME ...........8:30 a.m. Naperville, Illinois time

DATE ...........Thursday, October 23, 2003

PLACE...........387 Shuman Boulevard, Naperville, Illinois


ITEMS OF BUSINESS
                (1) To elect two directors, each
                for a term of three years;

                (2) To ratify the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2004; and

                to transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE.... Holders of record of Allied First Bancorp's common stock at the close of business on September 8, 2003 will be entitled to vote at the meeting or any adjournment of the meeting.

ANNUAL REPORT.. Allied First Bancorp's Annual Report to Stockholders is
                being mailed with this proxy statement.

PROXY VOTING... It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is very important. Please act today.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Kenneth L. Bertrand
                                           -------------------------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer


Naperville, Illinois
September 25, 2003

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700

                               ___________________

                                 PROXY STATEMENT
                               ___________________


                 ANNUAL MEETING OF STOCKHOLDERS OCTOBER 23, 2003

TABLE OF CONTENTS                                                               PAGE

Introduction......................................................................1
Information about the Annual Meeting..............................................2
What is the purpose of the Annual Meeting?........................................2
Who is entitled to vote?..........................................................2
What if my shares are held in "Street Name" by a broker?..........................2
How many shares must be present to hold the meeting?..............................2
What if a quorum is not present at the meeting?...................................3
How do I vote?....................................................................3
Can I change my vote after I submit my proxy?.....................................3
How does the Board of Directors recommend I vote on the proposals?................3
What if I do not specify how my shares are to be voted?...........................4
Will any other business be conducted at the meeting?..............................4
How many votes are required to elect the director nominees?.......................4
What happens if a nominee is unable to stand for election?........................4
How many votes are required to ratify the appointment of Allied First Bancorp's independent auditors?..........................................................4
How will abstentions be treated?..................................................5
How will broker non-votes be treated?.............................................5
Stock ownership...................................................................6
Stock ownership of significant stockholders, directors and executive officers.....6
Proposal 1 - Election of directors................................................7
General...........................................................................7
Nominees..........................................................................7
Board of directors meetings and committees........................................9
Directors' compensation..........................................................10
Executive compensation...........................................................11
Summary compensation table.......................................................11
Employment agreement.............................................................11


Benefits.........................................................................12
Report of the audit committee of the Board of Directors..........................13
Loans and other transactions with officers and directors.........................14
Proposal 2  - Auditors...........................................................14
Section 16(a) beneficial ownership reporting compliance..........................15
Stockholder proposals for 2004 Annual Meeting....................................16
Other matters....................................................................16

                           ALLIED FIRST BANCORP, INC.
                              387 Shuman Boulevard
                                   Suite 120W
                           Naperville, Illinois 60563
                                 (630) 778-7700

                               ___________________

                                 PROXY STATEMENT
                               ___________________

                                  INTRODUCTION
                                  ------------

     The Board of Directors of Allied First Bancorp, Inc. is using this proxy statement to solicit proxies from the holders of the Allied First Bancorp's common stock for use at Allied First Bancorp's upcoming Annual Meeting of Stockholders. The meeting will be held on Thursday, October 23, 2003 at 8:30 a.m., Naperville, Illinois time, at the office of Allied First Bank, located at 387 Shuman Blvd., Naperville, Illinois. At the meeting, stockholders will be asked to vote on two proposals: (1) the election of two directors of Allied First Bancorp, each to serve for a term of three years; and (2) the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2004. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Allied First Bank, a wholly owned subsidiary of Allied First Bancorp.

     By submitting your proxy, you authorize Allied First Bancorp's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board of Directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

     Allied First Bancorp's Annual Report to Stockholders for the fiscal year ended June 30, 2003, which includes Allied First Bancorp's annual financial statements, is being mailed with this proxy statement. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

     This proxy statement and the accompanying materials are being mailed to stockholders on or about September 25, 2003.

     Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy promptly in the enclosed envelope.

                      INFORMATION ABOUT THE ANNUAL MEETING
                      ------------------------------------

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will be asked to vote on the following proposals:

     Proposal 1. Election of two directors of Allied First Bancorp, each for a term of three years; and

     Proposal 2. Ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2004.

     The stockholders also will act on any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to your questions.

Who is entitled to vote?

     The record date for the meeting is September 8, 2003. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is Allied First Bancorp's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 558,350 shares of common stock outstanding.

What if my shares are held in "Street Name" by a broker?

     If your shares are held in "Street Name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Proposals 1 and 2 are both expected to be considered "discretionary" items.

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

     YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

     YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on September 8, 2003, the record date for voting at the meeting. You are encouraged to vote by proxy prior to the meeting even if you plan to attend the meeting.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

          o signing another proxy with a later date;

          o giving written notice of the revocation of your proxy to the Secretary of Allied First Bancorp prior to the annual meeting; or

          o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the meeting; you must actually vote at the meeting to revoke a prior proxy.

How does the Board of Directors recommend I vote on the proposals?

     Your Board of Directors recommends that you vote:

          o FOR election of the two nominees to the Board of Directors; and

          o FOR ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors.

What if I do not specify how my shares are to be voted?

     If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

          o FOR election of the two nominees to the Board of Directors; and

          o FOR ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors.

Will any other business be conducted at the meeting?

     The Board of Directors knows of no other business that will be presented at the meeting. If, however, any other proposal properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

How many votes are required to elect the director nominees?

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the two nominees as directors. This means that the two nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the two nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How many votes are required to ratify the appointment of Allied First Bancorp's independent auditors?

     The ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors requires the affirmative vote of a majority of the votes cast on the matter.

How will abstentions be treated?

     If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on the proposal.

How will broker non-votes be treated?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP
                                 ---------------

Stock Ownership of Significant Stockholders, Directors and Executive Officers

     The following table shows, as of September 8, 2003, the beneficial ownership of Allied First Bancorp's common stock by:

               o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Allied First Bancorp common stock;
               o each director and director nominee of Allied First Bancorp;
               o each officer of Allied First Bancorp and Allied First Bank named in the "Summary Compensation Table" appearing below; and
               o all of the executive officers and directors of Allied First Bancorp and Allied First Bank as a group.

     The address of each of the beneficial owners, except where otherwise indicated, is the same address as Allied First Bancorp's. As of September 8, 2003, there were 558,350 shares of Allied First Bancorp common stock issued and outstanding.


                       Beneficial Owner                       Shares Beneficially Owned     Percent of Class
                       ----------------                       -------------------------     ----------------
Five Percent Beneficial Owners
------------------------------
Jeffrey L. Gendell(1)                                                  52,500                     9.40%
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830
John R. Brick 1990 Revocable Trust(2)
1400 Abbott Road
East Lansing, Michigan 48823                                           41,000                     7.34%
Named Officers and Directors
----------------------------
Kenneth L. Bertrand, President, Chief Executive Officer
and Director                                                           36,893                     6.61%
John G. Maxwell Jr., Chairman of the Board                             30,000                     5.37%
William G. McKeown, Director                                              500                     0.09%
Brien J. Nagle, Director                                                2,500                     0.45%
Paul F. Renneisen, Director                                             5,000                     0.90%
Frank K. Voris, Director                                                5,000                     0.90%
All directors and executive officers as a group (9 persons)            88,780                     15.90%
_______________

(1) The above information is as reported in a Schedule 13-D filed on May 15, 2003, by Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell. These three parties reported shared voting and dispositive power with respect to all 52,500 shares.
(2) The above information is as reported in a Schedule 13-D filed on January 10, 2002, by the John R. Brick 1990 Revocable Trust. The Trust reported shared voting and dispositive power with Mr. Brick's spouse's personal trust with respect to 15,000 shares. The Trust has sole voting and dispositive power with respect to the remaining shares.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

General

     Allied First Bancorp's Board of Directors consists of six directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of Allied First Bancorp's directors will expire at the annual meeting.

Nominees

     Allied First Bancorp has nominated Frank K. Voris and Brien J. Nagle for election as directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2006. Each nominee currently serves as a director of Allied First Bancorp and Allied First Bank. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the two nominees as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

     The following table sets forth, with respect to each nominee and each continuing director, his name and age, the year in which he first became a director of Allied First Bank, and his principal occupation and business experience during the past five years. Each director has served as a director of Allied First Bancorp since its formation in 2001.




                                                        Positions-Held-With        Director      Term
                    Name                 Age(1)      Allied-First-Bancorp, Inc.    Since(2)     Expire
     -------------------------------   ---------   ----------------------------   -------------  -------
                                                   NOMINEES
                                                   --------
     Frank K. Voris                        63      Director                          2001        2006
     Brien J. Nagle                        53      Director                          2001        2006

                                             CONTINUING DIRECTORS
                                             --------------------
     John G. Maxwell, Jr.                  58      Chairman of the Board and         1994        2004
                                                   Director
     Paul F. Renneisen                     49      Director                          1994        2004
     William G. McKeown                    55      Director                          1994        2005
     Kenneth L. Bertrand                   46      President, Chief Executive        1996        2005
                                                   Officer and Director
     --------------------------------------------------------------------------------------------------

_________________________

(1)  As of June 30, 2003.
(2) Excepting Messrs. Nagle and Voris, includes time as a director of Allied Pilots Association Federal Credit Union, the predecessor to Allied First Bank.

     The business experience of each director for at least the past five years is set forth below.

     Kenneth L. Bertrand. Mr. Bertrand has served as President and Chief Executive Officer of Allied First Bank and its predecessor Allied Pilots Association Federal Credit Union since its founding in 1994. Prior to joining the credit union, he served as Vice President and Chief Operating Officer of Zenith Federal Credit Union and served in various capacities during his 12 year tenure. He is a certified public accountant in the State of Illinois.

     William G. McKeown. Mr. McKeown has been employed as a pilot with American Airlines since 1985.

     Frank K. Voris. Mr. Voris served as an Executive Vice President and the Chief Operating Officer of Merchants National Bank of Aurora, located in Aurora, Illinois, from 1985 until 2000 when the bank was acquired by Old Kent Financial, Inc.

     Brien J. Nagle. Mr. Nagle has been a partner is the law firm of Nagle & Higgins, P.C., located in Naperville, Illinois, since 1992. Mr. Nagle served as a Director of Old Kent Bank located in Elmhurst, Illinois from 1988 to 1998.

     John G. Maxwell, Jr. Mr. Maxwell has been employed as a pilot with American Airlines since 1987.

     Paul F. Renneisen. Mr. Renneisen has been employed as a pilot with American Airlines since 1985. He is a certified public accountant in the State of Florida.

     Board of Directors Meetings and Committees

     Board and Committee Meetings of Allied First Bancorp. Allied First Bancorp's Board of Directors meets monthly. During the fiscal year ended June 30, 2003, the Board of Directors held four meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period. Allied First Bancorp currently has standing Audit and Executive Committees. Allied First Bancorp does not have a standing Nominating Committee; rather, the Executive Committee performs this function.

     The Audit Committee is comprised of Messrs. Renneisen, McKeown and Voris with Mr. Voris serving as chairman. The Audit Committee meets semi-annually or more frequently as needed. The Audit Committee recommends the independent auditors and reviews the audit report prepared by the independent auditors. This committee met four times in fiscal 2003.

     The Executive Committee is comprised of Messrs. Maxwell, Bertrand and Voris with Mr. Maxwell serving as chairman. The committee meets on an as needed basis. The committee is generally authorized to oversee management or special projects on behalf of the full Board of Directors. The Executive Committee did not meet in fiscal 2003.

     The Executive Committee performs the functions of a nominating committee for purposes of selecting nominees for election to the Board of Directors. The Executive Committee generally meets once per year to make nominations. While the Executive Committee will consider nominees recommended by stockholders, the Executive Committee has not actively solicited such nominations.

     Pursuant to Allied First Bancorp's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to Allied First Bancorp's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting date. If, however, the date of an annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year's annual meeting date, then nominations must be received by Allied First Bancorp no earlier than the 120th day prior to the meeting and no later than the 90th day prior to the meeting or the tenth day following the day on which notice of the date of meeting was mailed or public announcement of the date of the meeting was first made.

     Board of Directors and Committee Meetings of Allied First Bank. Allied First Bank's Board of Directors meets monthly. During the fiscal year ended June 30, 2003, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     Allied First Bank currently has standing Audit, Loan, Compensation, Executive and Asset Liability Management Committees. We do not have a standing Nominating Committee; rather, the Executive Committee performs this function.

     The Audit Committee is comprised of Messrs. Renneisen, McKeown and Voris with Mr. Voris serving as chairman. The Audit Committee meets semi-annually or more frequently as needed. This committee oversees the audit and loan review activities of Allied First Bank. The committee recommends the independent auditors and reviews the audit report prepared by the independent auditors. This committee met four times in fiscal 2003.

     The Loan Committee consists of the entire Board of Directors and oversees all loan activities. The committee approves all loans that exceed management's loan authority, periodically reviews loans within the officer's loan authority and reviews all past due loans on a monthly basis. This committee meets monthly or more frequently as needed. This committee met twelve times in fiscal 2003.

     The Compensation Committee is composed of Messrs. McKeown, Nagle, Voris and Maxwell. The committee makes recommendations on employee compensation. The Compensation Committee met one time in fiscal 2003.

     The Executive Committee is comprised of Messrs. Maxwell, Bertrand and Voris with Mr. Maxwell serving as chairman. The Committee meets on an as needed basis. The committee is generally authorized to oversee management or special projects on behalf of the full Board of Directors. The Executive Committee did not meet in fiscal 2003.

     The Executive Committee performs the functions of a nominating committee for purposes of selecting nominees for election to the Board of Directors. The Executive Committee generally meets once per year to make nominations.

     The Asset Liability Management Committee consists of the entire Board of Directors and determines the investment strategy of Allied First Bank. This Asset Liability Management Committee met four times in fiscal 2003.

Directors' Compensation

     The non-employee members of Allied First Bancorp's and Allied First Bank's Boards of Directors receive a $250 fee for each board meeting they attend while the Chairman of the Board receives $400. Each non-employee director also receives a fee of $150 for each committee meeting they attend.

Executive Compensation

     The following table sets forth a summary of information concerning the compensation paid by Allied First Bank, including amounts deferred to future periods, for services rendered in all capacities during the year ended June 30, 2003 to the President and Chief Executive Officer of Allied First Bank. No other officer of Allied First Bank received salary and bonus exceeding $100,000.

                           Summary Compensation Table
                           --------------------------

                                                                                              Long Term
                                                               Annual Compensation        Compensation Awards
                                                 -------------------------------------   --------------------
                                                                             Other       Restricted
                                                                             Annual         Stock
                                     Fiscal                               Compensation      Award    Options      All Other
 Name and Principal Position          Year        Salary       Bonus        ($)(1)         ($)(2)     (#)(2)    Compensation
 ---------------------------          ----        ------       -----        ------         ------     ------    ------------
Kenneth L. Bertrand                   2003       $158,500    $ 21,000         --             --         --      $ 32,353(3)
President and Chief Executive         2002       $129,500    $ 19,280         --             --         --      $ 25,471(4)
   Officer                            2001       $115,000    $ 13,320         --             --         --      $ 25,201(5)

____________

(1) This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individual's salary and bonus.
(2) Allied First Bancorp, Inc. does not have any stock option or restricted stock plans.
(3) Amount represents contributions under Allied First Bank's pension plan in the amount of $16,478, a 401(k) plan contribution of $6,875 and a contribution of $9,000 under a non-qualified deferred compensation plan for the fiscal year ended June 30, 2003.
(4) Amount represents contributions under Allied First Bank's pension plan in the amount of $11,967, a 401(k) plan contribution of $5,504 and a contribution of $8,500 under a non-qualified deferred compensation plan for the fiscal year ended June 30, 2002.
(5) Amount represents contributions under Allied First Bank's pension plan in the amount of $13,302, a 401(k) plan contribution of $4,399 and a contribution of $7,500 under a non-qualified deferred compensation plan and for fiscal year ended June 30, 2001.

Employment Agreement

     Employment Agreement for Kenneth L. Bertrand. Mr. Bertrand has an employment agreement with Allied First Bank for a term ending on December 31, 2003. Mr. Bertrand's base salary under the agreement is $156,000, and the agreement also provides for equitable participation by Mr. Bertrand in Allied First Bank's employee benefit plans. The agreement may be terminated by mutual agreement of the parties. In addition, Mr. Bertrand is eligible for an annual bonus of up to 20% of his salary. Mr. Bertrand's agreement also contains a deferred compensation provision whereby Allied First Bank will establish an annual book reserve in the amount of $9,000 for the benefit of Mr. Bertrand. This amount will be invested at the discretion of the Board of Directors of Allied First Bank. Mr. Bertrand will generally begin to receive payments upon attaining the age of 65.

Benefits

     General. Allied First Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, subject to deductibles and copayments by employees.

     401(k) Plan. Allied First Bank provides its employees a qualified, tax-exempt pension plan with a "cash-or-deferred arrangement" qualifying under
Section 401(k) of the Internal Revenue Code. Employees who have attained age 18 and who have completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the first day of the month following their eligible date. Eligible employee are permitted to contribute up to 10% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $12,000. The Allied First Bank matches 50% of each participant's salary reduction contribution to the 401(k) Plan. Participants in the 401(k) Plan may use the funds to purchase the stock of Allied First Bancorp, Inc.

     Participants' contribution to the 401(k) Plan are fully and immediately vested, whereas contributions by Allied First Bank vest over a five year period. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitation, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

     The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries.

     Pension Plan. Allied First Bank previously made available to all full-time employees who had attained the age of 18 and completed at least one year of service with the institution, a defined contribution pension plan. Allied First Bank contributed up to 15% of the employee's compensation to the plan, and such contributions vested over a five year period. The pension plan provided for monthly payments to or on behalf of each covered employee upon the employee's retirement at age 65. The pension plan was terminated and became part of the 401(k) Plan on October 1, 2001. Any contribution made by Allied First Bank under this component of the 401(k) Plan is discretionary with the Board of Directors and in no event can exceed 15% of the employees' compensation.

     Staff Bonus Plan. Allied First Bank maintains a bonus plan for vice presidents and above. They are eligible for a bonus up to 5% of their salary, excluding Mr. Bertrand. All other employees are eligible for such bonuses as are granted by the Board of Directors.

Report of the Audit Committee of the Board of Directors

     Notwithstanding anything to the contrary set forth in any of Allied First Bancorp's previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     Membership and Role of the Audit Committee. The Audit Committee consists of the following members of Allied First Bancorp's Board of Directors: Messrs. Renneisen, McKeown and Voris. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee does not operate under a written charter.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

          (1) serve as an independent and objective party to monitor the Allied First Bancorp's financial reporting process and internal control system;

          (2) review and appraise the audit efforts of Allied First Bancorp's independent accountants and internal audit department;

          (3) evaluate Allied First Bancorp's quarterly financial performance as well as its compliance with laws and regulations; and

          (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

     Review of Allied First Bancorp's Audited Financial Statements for the Fiscal Year ended June 30, 2003. The Audit Committee has reviewed and discussed the audited financial statements of Allied First Bancorp for the fiscal year ended June 30, 2003 with Allied First Bancorp's management. The Audit Committee has discussed with Crowe Chizek and Company LLC, Allied First Bancorp's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Crowe Chizek and Company LLC with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that Allied First Bancorp's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

               Paul F. Renneisen    William G. McKeown     Frank K. Voris

Loans and Other Transactions with Officers and Directors

     Allied First Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. In accordance with the requirements of applicable law, loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with its underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans and forgiveness of loans to, and transactions with, directors and executive officers have been approved in the past and will be approved in the future, by at least a majority of the independent, disinterested members of the Board of Directors. Directors have access to independent counsel at Allied First Bank's expense regarding any such loan or transaction.

     All loans we make to, or transactions with, our directors and executive officers are subject to regulations restricting loans and other transactions with such persons of Allied First Bank. Loans to all directors and executive officers and their associates totaled approximately $106,448 at June 30, 2003, which was 1.08% of our equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2003.

                              PROPOSAL 2 - AUDITORS
                              ---------------------

     The Board of Directors has renewed Allied First Bancorp's arrangement for Crowe Chizek and Company LLC to be its independent auditors for the fiscal year ending June 30, 2004, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     The following table sets forth the fees billed to Allied First Bancorp by Crowe Chizek and Company LLC, its independent auditor for each of the last two fiscal years.



                    Name of Fees                  Fiscal 2002    Fiscal 2003
----------------------------------------------------------------------------
Audit Fees                                        $  38,000       $   59,500
(includes review of SEC reports)

Other Audit Related Fees                          $ 103,350       $      -0-
(includes other services related to audit)

Tax Related Fees                                  $   5,000       $   12,800

All other fees                                    $  12,350       $    1,300

----------------------------------------------------------------------------


     Under the current policy of the Audit Committee, all services provided by the independent auditor must first be preapproved by the Audit Committee. The Audit Committee determined that the provision of services covered under the caption "Tax Related Fees" above was compatible with maintaining the independence of Crowe Chizek and Company LLC.

     The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as Allied First Bancorp's independent auditors for the fiscal year ending June 30, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Exchange Act requires Allied First Bancorp's directors and executive officers, and persons who beneficially own more than 10% of the common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Allied First Bancorp with copies of all Section 16(a) forms they file.

     To Allied First Bancorp's knowledge, based solely on a review of the copies of such reports furnished to Allied First Bancorp and written representations that no other report were required, during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
                  ---------------------------------------------

     If you intend to present a stockholder proposal at the next year's annual meeting, your proposal must be received by Allied First Bancorp at its executive offices, located at 387 Shuman Blvd., Suite 120W, Naperville, Illinois, no later than June 25, 2004 to be eligible for inclusion in Allied First Bancorp's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Allied First Bancorp's articles of incorporation and bylaws and Maryland law.

     To be considered for presentation at the 2004 annual meeting, but not for inclusion in the Allied First Bancorp's proxy statement and form of proxy for that meeting, stockholder proposals must be received by Allied First Bancorp no earlier than June 25, 2004 and no later than July 25, 2004. If, however, the date of the next annual meeting is before September 23, 2004 or after December 22, 2004, proposals must instead be received by Allied First Bancorp no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made. If a stockholder proposal that is received by Allied First Bancorp after the applicable deadline for presentation at the next annual meeting is raised at that meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Allied First Bancorp's proxy statement for the meeting.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

     Allied First Bancorp will pay the costs of soliciting proxies. Allied First Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Allied First Bancorp's common stock. In addition to solicitation by mail, directors, officers and employees of Allied First Bancorp may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                                REVOCABLE PROXY
                           Allied First Bancorp, Inc.

[X]PLEASE MARK VOTES AS IN THIS EXAMPLE

Annual Meeting of Stockholders
October 23, 2003

     The undersigned hereby appoints the Board of Directors of Allied First Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the office of Allied First Bank located at 387 Shuman Blvd., Naperville, Illinois, on October 23, 2003 at 8:30 a.m. and at any and all adjournments and postponements thereof.

                             With-               For All
         For                 hold                Except
         [ ]                  [ ]                 [ ]

1. The election as directors of all nominees listed (except as marked to the contrary below): Frank K. Voris and Brien J. Nagle

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

         For                 Against             Abstain
         [ ]                   [ ]                 [ ]

2. The ratification of the appointment of Crowe Chizek and Company LLC as auditors for the fiscal year ending June 30, 2004. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   Detach above card, sign, date and mail in postage paid envelope provided.

                           Allied First Bancorp, Inc.

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.

Please sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-----------------------------

-----------------------------

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